FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 10, 2025

Neuphoria Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction of Incorporation)

001-41157	99-3845449
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Summit Dr, Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 439-5551

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NEUP	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on July 18, 2025, Neuphoria Therapeutics Inc. (the “Company”) received a deficiency notification letter (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”). The Notice indicated that the Company was not in compliance with Nasdaq Listing Rule 5620(a) (the “Listing Rule”) as a result of the Company’s failure to hold an annual general meeting of stockholders within twelve months of the end of the Company’s fiscal year ended June 30, 2024. The Listing Rule requires that a Nasdaq-listed company hold an annual meeting of shareholders no later than one year after the end of the company’s fiscal year end. Pursuant to and in response to that Notice, the Company timely submitted its plan to Nasdaq to regain compliance with the Listing Rule (the “Plan”).

In response to the Company’s Plan, on September 10, 2025, Nasdaq provided the Company further notice that is has accepted our Plan and granted the Company an extension of 180 calendar days (the “Compliance Period”) from the end of the Company’s fiscal year, or until December 29, 2025, to regain compliance with the Listing Rule.

To this end, the Company intends to file its annual report on Form 10-K on or before September 29, 2025, and thereafter, the Company intends to timely file a proxy statement and notice of shareholder meeting related to the Company’s 2025 annual general shareholder meeting, and further intends to hold such annual shareholder meeting within the Compliance Period.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the listing of its securities on Nasdaq and the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUPHORIA THERAPEUTICS INC.

	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
Chief Executive Officer

Date: September 16, 2025

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